SECOND AMENDMENT OF LEASE

	This Second Amendment of Lease made as of the   22    day
of April, 2003 by and among FORSGATE INDUSTRIAL COMPLEX, a limited partnership, with offices at 400 Hollister Road, Teterboro, New Jersey 07608 (hereinafter called "Landlord"),
JEAN PHILIPPE FRAGRANCES, LLC, a New York limited liability company having its principal office at 551 Fifth Avenue, New York, New York 10176 (hereinafter called "Tenant") and Inter Parfums, Inc., (hereinafter called "Guarantor"), a Delaware corporation and parent of Tenant, its wholly-owned subsidiary, with its principal office at 551 Fifth Avenue, New York, New
York 10176.

WITNESSETH
WHEREAS, Guarantor, as the original tenant and formerly
known as Jean Philippe Fragrances, Inc., and Landlord, entered into a Lease dated July 10, 1995 for premises commonly known as
60 Stults Road in the Township of South Brunswick, County of
Middlesex, State of New Jersey (the "Original Lease");
WHEREAS, Tenant, Guarantor and Landlord entered into a
letter agreement dated June 30, 1999 (the "First Amendment"), whereby Guarantor assigned the Original Lease to Tenant,
Guarantor guaranteed the obligations of Tenant, and Landlord consented to such assignment (and the Original Lease and the
First Amendment are collectively referred to as the "Lease");
	WHEREAS, Landlord and Tenant have agreed to renew the Lease
for a period of seven (7) years at the same rent as the Original
Lease; and
	WHEREAS, Tenant and Landlord have agreed to amend the Lease
for the purpose of extending the term of the Lease to October
31, 2010;
	NOW, THEREFORE, for good and valuable consideration, the
receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
	1.  The rental shall be $684,000.00 per annum or $57,000.00
per month and the term of the Lease is hereby extended to
October 31, 2010.
	2.  Except as modified herein, all of the provisions of the
Lease shall remain in full force and effect.
3.  Guarantor hereby consents to this Amendment, and hereby
unconditionally guarantees to the Landlord, the due performance of any and all obligations of Tenant under the Lease, including but not limited to, any and all payments due to the Landlord, past, present and future, under the Lease as amended hereby, together with all future, assignments, renewals, extensions and amendments thereof, if any.
	IN WITNESS WHEREOF, the parties have set their hands and
seals and caused these presents to be signed by their proper corporate officer and their proper corporate seal to be hereto affixed the day and year first above written
WITNESS:					FORSGATE INDUSTRIAL COMPLEX
/s/ [unintelligible]				By: /s/ Charles Klatskin
						     Charles Klatskin, General
Partner

s/ [unintelligible]				By: /s/ Stephen Seiden
						     Stephen Seiden, General
Partner

ATTEST:					JEAN PHILIPPE FRAGRANCES, LLC
						By:  Inter Parfums, Inc., Sole
Member

/s/ Michelle Sharno	 			By: /s/ Russell Greenberg
Name:  Russell Greenberg
Title:  Executive Vice President

ATTEST:					INTER PARFUMS, INC.

/s/ Michelle Sharno	 			By: /s/ Russell Greenberg
Name:  Russell Greenberg
Title:  Executive Vice President


STATE OF NEW JERSEY	)
				)	SS:
County of Bergen		)


	BE IT REMEMBERED, that on this    24    day of April, 2003,
before me, the subscriber, personally appeared CHARLES KLATSKIN and STEPHEN SEIDEN, who I am satisfied, are the persons named in and who executed the within instrument, and thereupon they acknowledged that they signed sealed and delivered the same as their act and deed, and the act and deed of the said FORSGATE INDUSTRIAL COMPLEX, a partnership, for the uses and purposes therein expressed.

								/s/ Marcia Teisch
								Marcia Teisch
								Notary Public of New
Jersey
								My commission expires
Jan. 6, 2004


STATE OF NEW YORK	)
				)	SS:
COUNTY OF NEW YORK	)


	BE IT REMEMBERED, that on this   22nd    day of April,
2003, before me, the subscribed, personally appeared RUSSELL GREENBERG, who I am satisfied is the person who signed the within instrument as Executive Vice President of Inter Parfums, Inc., the corporation named herein and he/she thereupon acknowledged that the said instrument made by the corporation and sealed with its corporate seal, was signed, sealed with the corporate seal and delivered by him/her as such officer and is the voluntary act and deed of the corporation, made by virtue of authority from its Board of Directors.


								/s/ Yolette Jacques
								Yolette Jacques
								Notary Public State of
New York
No. 01JA6032210
Qualified Queens County
								Commission expires Oct.
18, 2005
								Certificate Filed New
York County

771890_1.DOC


Exhibit 10.94